Condensed Consolidated Statements of Cash Flows (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Cash flows from operating activities:
Net loss	$ (3,957)	$ (4,220)
Adjustments required to reconcile net loss to net cash used in operating activities:
Depreciation of property, plant and equipment	1	8
Reduction in the carrying amount of operating lease right of use asset	23	28
Share-based payments	193	95
Changes in fair value of short-term investment	10	(3)
Financial expenses (income), net	144	(146)
Change in prepaid expenses, and other current assets	(114)	(123)
Decrease in operating lease liability	(16)	(27)
Increase (decrease) in trade payables	458	(86)
Decrease in deferred revenues	(264)	(392)
Decrease in other accounts payable	(514)	(179)
Net cash used in operating activities	(4,036)	(5,045)
Cash flows from investing activities:
Purchase of property, plant and equipment	(4)	(2)
Maturity (investment) in short term deposits, net	4,500	(1,000)
Net cash used in investing activities	4,496	(1,002)
Cash flows from financing activities:
Proceeds from issuance of ordinary shares and warrants, net of issuance costs		6,526
Proceeds from issuance of ordinary share due to exercise of pre-funded warrants		1
Net cash provided by financing activities		6,527
Exchange differences on balances of cash and cash equivalents	(19)		[1]
Increase in cash and cash equivalents	441	480
Cash and cash equivalents at the beginning of the period	4,278	2,978
Cash and cash equivalents at the end of the period	4,719	3,458
Supplemental disclosures of noncash investing and financing activities:
Lease liabilities arising from obtaining right-of-use-assets	$ 14	$ 32

[1]	Represent an amount of lower than $1.